Exhibit 10.3

WMLM

Execution Copy

CARVEOUT GUARANTY

THIS CARVEOUT GUARANTY (this “Guaranty”) is made as of February 9, 2015, by Trinity place holdings inc., a Delaware corporation having an address at 717 Fifth Avenue, New York, New York 10022 (the “Guarantor”) for the benefit of STERLING NATIONAL BANK, having a place of business at 400 Rella Boulevard, Montebello, New York 10901, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) for the ratable benefit of the Lenders specified in the Term Loan Agreement described below.

W I T N E S S E T H:

WHEREAS, concurrently herewith TPHGREENWICH OWNER LLC, a Delaware limited liability company (the “Borrower”), the Lenders named therein and the Administrative Agent are entering into a Term Loan Agreement of even date herewith (as it may be amended, restated, supplemented or modified from time to time, herein called the “Loan Agreement”), providing, among other things, for first mortgage loans to be made by the Lenders to the Borrower in the initial aggregate principal amount of $40,000,000, which amount may be increased to $50,000,000 on the terms and subject to the conditions set forth in the Loan Agreement (such loans will be referred to herein collectively as the “Loans” and individually as a “Loan”) to be evidenced by promissory notes of even date herewith (each, a “Note” and, collectively, the “Notes”), and secured by, among other things, (i) a mortgage of even date herewith (the “Mortgage”), encumbering certain land and improvements located at 38-42 Trinity Place and 67 Greenwich Street, New York, New York 10006 (collectively the “Property”), as more fully described in the Mortgage, and (ii) various other documents executed in connection with the Loan Agreement, the Notes and the Mortgage (the Loan Agreement, the Notes, the Mortgage, and any other instruments, documents or agreements executed in connection therewith, as the same may be amended, restated, supplemented or modified from time to time, are hereinafter collectively referred to as the “Loan Documents” and each as a “Loan Document”); and

WHEREAS, Guarantor is the direct, legal and beneficial owner of 100% of the equity interests in Borrower, and Guarantor will directly or indirectly and substantially benefit from the Lenders making the Loans to Borrower.

NOW, THEREFORE, as an inducement to the Lenders to make the Loans to Borrower and to the Administrative Agent to act as such under the Loan Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1                Definitions. All capitalized terms that are defined in the Loan Agreement and are not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement and, in addition, the following terms shall have the following meanings:

(a)                 “Carveout Obligations” means all actual losses incurred by Administrative Agent or any Lender (such losses to include, without limitation, the failure to recover any or all Loan Obligations but excluding punitive damages) resulting from any of the following:

(i)                   any fraud or intentional misrepresentation by any Loan Party in connection with the Loans;

(ii)                 the misapplication in violation of the Loan Documents by Borrower or any of its Affiliates of any (1) insurance proceeds paid to Borrower or any of its affiliates by reason of any loss, damage or destruction to the Property, (2) awards or other amounts received by Borrower or any of its Affiliates in connection with the condemnation of all or a portion of the Property, (3) any Rents following an Event of Default, or (4) any funds that are to be disbursed into or from any accounts or lockbox established under the Loan Documents;

(iii)                use of any Loan proceeds in violation of Section 2.6 of the Loan Agreement;

(iv)               physical waste of any portion of the Property resulting from intentional or fraudulent acts or omissions by Borrower or any of its Affiliates (other than physical waste resulting from insufficient cash flow from the Property);

(v)                 intentional failure by Borrower or any of its Affiliates to comply with any legal requirements of any Governmental Authority (other than a failure resulting from the non-payment of money) resulting in a forfeiture by Borrower of the Property, or any material portion thereof; or

(vi)               any action or failure to act on the part of Borrower that causes it to cease to be a single purpose entity in accordance with Section 6.3 of the Loan Agreement; or

(vii)              the commencement by the Borrower or Holdings (as debtor) of any voluntary proceeding under the Bankruptcy Code or any other insolvency, bankruptcy, arrangement, reorganization, liquidation, dissolution or similar law of the United States or any other jurisdiction.

(b)                 “Guaranteed Obligations” means the Maintenance Obligations and the Carveout Obligations.

(c)                 “Guarantor Claims” shall have the meaning set forth in Section 5.1 of this Guaranty.

(d)                 “herein,” “hereof,” “hereunder,” and “herewith” shall be deemed to refer to this entire Guaranty and not any particular provision of this Guaranty.

(e)                 “Including” or “including” means “including, without limitation.”

(f)                  “Leases” means all leases, licenses, concessions, occupancy agreements, and other agreements affecting the use or occupancy of the Property or any portion thereof, now or hereafter entered into and all guarantees of any of the foregoing.

(g)                 “Loan Obligations” means the Obligations, as such term is defined in the Loan Agreement.

(h)                 “Maintenance Obligations” means the obligation by Borrower to pay the following in full when due:

(i)                   all costs necessary to maintain the Property in good condition and repair to the extent required in order to comply with all applicable Laws;

(ii)                 all insurance premiums under policies maintained by Borrower and covering the Property (except to the extent that Borrower has deposited funds therefor with Administrative Agent); and

(iii)                all real estate taxes payable with respect to the Property (except to the extent that Borrower has deposited funds therefor with Administrative Agent).

(i)                   “Rents” means all rents, issues and profits of the Property or any part thereof.

ARTICLE II
NATURE AND SCOPE OF GUARANTY

2.1                Guaranty of Certain Obligations. Subject to the terms hereof, effective immediately on the date hereof (and without any notice or further act or condition of any kind), Guarantor hereby irrevocably and unconditionally agrees that it shall be liable to the Administrative Agent for the ratable benefit of the Lenders (and their respective successors and permitted assigns) for the payment in full when due of all Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor and not merely as a surety.

2.2                Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment, and is not a guaranty of collection. This Guaranty may not be revoked by Guarantor, and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after Guarantor’s liquidation and dissolution (and in any such event, this Guaranty shall be binding upon Guarantor’s successors and assigns). The fact that, at any time, or from time to time, the Loan Obligations or the Guaranteed Obligations may be increased or reduced, shall not release or discharge the obligation of Guarantor to the Administrative Agent for the ratable benefit of Lenders with respect to the Guaranteed Obligations. This Guaranty may be enforced by the Administrative Agent, and shall not be discharged by the assignment or negotiation of all or part of any Note. This Guaranty shall survive any reinstatement of the Loan Obligations or any portion thereof.

2.3                Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations, and the liabilities and obligations of Guarantor to Administrative Agent and Lenders hereunder, shall not be reduced, discharged or released because, or by reason, of any existing or future offset, claim or defense of Borrower or any other Person against Administrative Agent or any Lender or against payment of any Loan Obligations or Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Loan Obligations or the Guaranteed Obligations (or the transactions creating any Loan Obligations or Guaranteed Obligations) or otherwise (other than, in any such case, the defense of payment of the Guaranteed Obligation in question).

2.4                Payment by Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, upon demand by Administrative Agent and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity or any other notice whatsoever, pay in lawful money of the United States of America, the amount then due on the Guaranteed Obligations, to Administrative Agent’s address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations pursuant to the terms of the Loan Documents. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

2.5                No Duty to Accelerate or Pursue Others. It shall not be necessary for Administrative Agent (and Guarantor hereby waives any rights which Guarantor may have to require Administrative Agent), in order to enforce the obligations of Guarantor hereunder, first to (a) accelerate the Loan Obligations or the Guaranteed Obligations or take any other action or exercise any remedy available to it under any Loan Document or by operation of Law, (b) provide any notice to or make any demand upon any Person other than the Guarantor, (c) institute suit or exhaust its remedies against Borrower or others liable on the Loan Obligations or the Guaranteed Obligations or any other Person, (d) enforce Administrative Agent’s or Lenders’ rights against any collateral which shall ever have been given to secure the Loan Obligations or the Guaranteed Obligations, (e) enforce Administrative Agent’s or Lenders’ rights against any other guarantors of the Loan Obligations or the Guaranteed Obligations, (f) join Borrower or any other Person liable on the Loan Obligations or the Guaranteed Obligations in any action seeking to enforce this Guaranty, (g) exhaust any remedies available to Administrative Agent or any Lender against any collateral which shall ever have been given to secure the Loan Obligations or the Guaranteed Obligations, or (h) resort to any other means of obtaining payment of the Loan Obligations or the Guaranteed Obligations. Neither Administrative Agent nor any Lender shall be required to mitigate damages or take any other action to reduce, collect or enforce the Loan Obligations or the Guaranteed Obligations.

2.6                Waivers. Guarantor acknowledges having reviewed the provisions of the Loan Documents, and hereby waives notice of (i) any loans or advances made by any Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment, extension, increase, waiver, consent or other modification of the Loan Agreement, Mortgage, or any other Loan Documents, (iv) the execution and delivery by Borrower, Administrative Agent or any Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Loan Obligations or the Guaranteed Obligations, (v) the occurrence of any Event of Default, (vi) any Lender’s transfer or disposition of its share of the Loan Obligations or the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Loan Obligations or the Guaranteed Obligations, (viii) protest, proof of nonpayment or default by Borrower, or (ix) except to the extent expressly required by the terms hereof or the Loan Agreement, all demands and notices of every kind in connection with this Guaranty or the Loan Documents.

2.7                Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, within 5 days following demand by Administrative Agent, pay Administrative Agent all out of pocket costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) incurred by Administrative Agent or any Lender in the enforcement hereof or the preservation of Administrative Agent’s or Lenders’ rights hereunder. All costs and expenses will accrue interest at the highest default rate in any instrument evidencing the Loan Obligations until payment is actually received by the Administrative Agent. Subject to Section 7.14 hereof, the covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

2.8                Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Administrative Agent or any Lender must rescind or restore any payment or any part thereof received by Administrative Agent or such Lender in satisfaction of the Loan Obligations or the Guaranteed Obligations, as set forth herein, then any prior release or discharge from the terms of this Guaranty, or credit, given to Guarantor by Administrative Agent or any Lender shall be without effect and this Guaranty shall be restored and remain in full force and effect to the extent of such payment so restored. It is the intention of Borrower and Guarantor that, subject to Section 7.14 hereof, the Guarantor’s obligations hereunder shall not be discharged except by Borrower’s indefeasible payment in full of the Guaranteed Obligations, that in the event of any such rescission or restoration by Administrative Agent or any Lender with respect to any payment as provided above in this paragraph, then to the extent of such rescission or restoration the Guaranteed Obligations shall also be restored and shall remain in effect.

2.9                Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably defers, until the indefeasible payment in full of the Loan Obligations, all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Administrative Agent or any Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower, or any other Person liable for payment of any or all of the Guaranteed Obligations, for any payment made by Guarantor under or in connection with this Guaranty.

2.10            Borrower. The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale or transfer of Borrower or any interest in Borrower.

2.11            Other Guaranties. This Guaranty is separate, distinct and in addition to any liability or obligations that Borrower or any other guarantor may have under any other guaranty or indemnity executed by Borrower or such other guarantor in connection with the Loan Obligations.

ARTICLE III
EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTOR’S OBLIGATIONS

Guarantor hereby (i) consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, except to the extent expressly required by the terms hereof, and (ii) waives any common law, equitable, statutory or other rights (including without limitation, except to the extent required by the terms hereof, rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

3.1                Modifications. Subject to Section 7.5 hereof, any amendment, renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Loan Obligations, the Loan Agreement, the Mortgage, or any other Loan Documents or any other document, instrument, contract or understanding between Borrower and Administrative Agent or any Lender or any other Person pertaining to the Loan Obligations or the Guaranteed Obligations, or any failure of Administrative Agent to notify Guarantor of any such action.

3.2                Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Administrative Agent or any Lender to Borrower.

3.3                Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other Person at any time liable for the payment of all or part of the Loan Obligations or the Guaranteed Obligations; or any death or dissolution of Borrower or Guarantor or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

3.4                Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability against Borrower or any other Person at any time liable for the payment of all or part of the Loan Obligations or the Guaranteed Obligations or any document or agreement executed in connection with the Loan Obligations or the Guaranteed Obligations for any reason whatsoever, including, without limitation, the fact that (a) the Loan Obligations or the Guaranteed Obligations or any part thereof exceeds the amount permitted by law, (b) the act of creating the Loan Obligations or the Guaranteed Obligations or any part thereof is ultra vires, (c) the officers or representatives executing the Loan Agreement, the Mortgage, or any other Loan Documents or otherwise creating the Loan Obligations or the Guaranteed Obligations acted in excess of their authority, (d) the Loan Obligations or the Guaranteed Obligations violate applicable usury laws, (e) Borrower or any other Person at any time liable for the payment of all or part of the Loan Obligations or the Guaranteed Obligations has valid defenses (other than payment), claims or offsets (whether at law, in equity or by agreement) which render the Loan Obligations or the Guaranteed Obligations wholly or partially unenforceable against or uncollectible from Borrower or any other Person at any time liable for the payment of all or part of the Loan Obligations or the Guaranteed Obligations, (f) the creation, performance or repayment of the Loan Obligations or the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Loan Obligations or the Guaranteed Obligations or executed in connection with the Loan Obligations or the Guaranteed Obligations or given to secure the repayment of the Loan Obligations or the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (g) the Loan Agreement, the Mortgage or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Loan Obligations or the Guaranteed Obligations or any part thereof for any reason (other than by reason of payment in full thereof).

3.5                Release of Obligors. Any full or partial release of the liability of Borrower on the Loan Obligations or the Guaranteed Obligations or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Loan Obligations or the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any other Person will be liable to pay or perform the Loan Obligations or the Guaranteed Obligations, or that Administrative Agent or any Lender will look to any other Person to pay or perform any of the Loan Obligations or the Guaranteed Obligations.

3.6                Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Loan Obligations or the Guaranteed Obligations.

3.7                Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) by any Person of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Loan Obligations or the Guaranteed Obligations.

3.8                Care and Diligence. The failure of Administrative Agent, any Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Administrative Agent or any Lender (a) to take or prosecute any action for the collection of any of the Loan Obligations or the Guaranteed Obligations, (b) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (c) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Loan Obligations or the Guaranteed Obligations.

3.9                Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Loan Obligations or the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed, as between Administrative Agent, Lenders and Guarantor, that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Loan Obligations or the Guaranteed Obligations.

3.10            Offset. Any existing or future right of offset, claim or defense of Borrower against Administrative Agent or any Lender, or any other Person, or against payment of the Loan Obligations or the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Loan Obligations or the Guaranteed Obligations (other than the indefeasible payment in full of the Guaranteed Obligations) or the transactions creating the Loan Obligations and the Guaranteed Obligations.

3.11            Merger. The reorganization, merger or consolidation of Borrower into or with any other Person.

3.12            Preference. Any payment by Borrower to Administrative Agent or any Lender that is returned, recovered or otherwise paid, in whole or in part, in settlement of a suit, claim or other demand seeking avoidance and recovery of such payment as a preference or fraudulent conveyance under bankruptcy laws or applicable state law, or if for any reason Administrative Agent or any Lender is required to refund such payment or pay such amount to Borrower or any other Person.

3.13            Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Loan Obligations, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof; and it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the indefeasible payment in full of the Guaranteed Obligations.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

To induce Administrative Agent and Lenders to enter into the Loan Agreement, the Mortgage and the other Loan Documents, and extend and maintain credit to Borrower, Guarantor represents and warrants as of the date hereof to Administrative Agent for the benefit of the Lenders as follows:

4.1                Benefit. Guarantor is an Affiliate of Borrower, and is the direct legal and beneficial owner of 100% of the equity interests in Borrower, and has received, or will receive, direct or indirect and substantial benefit from the Loan.

4.2                Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower, and is familiar with the value of any and all collateral intended to be created as security for the payment of the Loan Obligations and the Guaranteed Obligations; however, as between Administrative Agent, Lenders and Guarantor, Guarantor is not relying on such information, or the financial condition of Borrower, the collateral or any other condition, as an inducement to enter into this Guaranty.

4.3                No Representation by Administrative Agent or Lenders. Neither Administrative Agent nor any Lender, nor any other Person on behalf of Administrative Agent or any Lender, has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

4.4                Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is solvent and has assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities fairly estimated) and debts, and has property and assets sufficient to satisfy and repay its obligations and liabilities, as and when the same become due.

4.5                Legality; Due Authorization; Enforceability. The execution, delivery and performance by Guarantor of this Guaranty, and the consummation of the transactions contemplated hereunder, do not and will not contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject, or constitute a default under or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and subject, as to enforceability, to general principals of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

4.6                Litigation. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to Guarantor’s knowledge, threatened, against or affecting Guarantor which would reasonably be expected to materially adversely affect the ability of Guarantor to perform its obligations under this Guaranty.

4.7                Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

ARTICLE V
SUBORDINATION OF CERTAIN INDEBTEDNESS

5.1                Subordination of All Guarantor Claims. As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of any Person in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be, created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include, without limitation, all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations. After the occurrence and during the existence of an Event of Default, or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other Person, any amount upon the Guarantor Claims, until the indefeasible payment in full of the Loan Obligations and the Guaranteed Obligations.

5.2                Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Borrower as debtor, Administrative Agent and Lenders shall have the right to prove their respective claims in any such proceeding so as to establish its rights hereunder and receive directly, from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Administrative Agent for the benefit of the Lenders to the extent of the Guaranteed Obligations. Should Administrative Agent receive, for application against the Guaranteed Obligations, any dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit against the Guarantor Claims, then, upon the indefeasible payment and performance in full to Administrative Agent and Lenders of the Loan Obligations and the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Administrative Agent and Lenders to the extent that such payments to Administrative Agent on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Administrative Agent had not received dividends or payments upon the Guarantor Claims.

5.3                Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, then Guarantor agrees to hold in trust for Administrative Agent an amount equal to the amount of all funds, payments, claims or distributions so received (but only to the extent of the Guaranteed Obligations), and Guarantor further agrees that it shall have absolutely no dominion over (or equitable or beneficial ownership of) the amount of such funds, payments, claims or distributions so received, and Guarantor covenants promptly to pay the same to Administrative Agent.

5.4                Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Loan Obligations and the Guaranteed Obligations, regardless of whether such liens, security interests, judgment liens, charges or other encumbrances in favor of Guarantor or Administrative Agent presently exist or are hereafter created or attach. Without the prior written consent of Administrative Agent, Guarantor shall not (i) exercise or enforce any right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps, or institute any action or proceeding (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding), to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower securing payment of the Guarantor Claims held by Guarantor.

ARTICLE VI
COVENANTS

6.1                Financial Information. The Guarantor hereby represents and warrants, as of the date hereof, that all financial statements of the Guarantor heretofore delivered to the Administrative Agent by or on behalf of the Guarantor are true and correct in all material respects and fairly present the financial condition of the Guarantor as of the respective dates of such financial statements. No material adverse change has occurred in any financial condition reflected in any such financial statement since the date of such financial statement. In addition, the Guarantor covenants that so long as the Loan Obligations remain outstanding and unpaid, the Guarantor will, or will cause the Borrower to, furnish to the Administrative Agent, unless otherwise consented to in writing by the Administrative Agent, all of the financial statements of the Guarantor specified in Section 5.3 of the Loan Agreement.

ARTICLE VII
MISCELLANEOUS

7.1                Waiver. No failure to exercise, and no delay in exercising, on the part of Administrative Agent or any Lender, any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Administrative Agent hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor any consent to departure therefrom, shall be effective unless in writing, and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand except to the extent such a notice or demand is required by the terms hereof.

7.2                Notices. All notices, consents, approvals and requests required or permitted hereunder shall be in writing, and shall be either hand delivered or sent, by (a) certified or registered U.S. mail, Return Receipt Requested, first class postage prepaid, or (b) expedited prepaid delivery service, either commercial (e.g., Federal Express or comparable national courier) or U.S. Postal Service, with proof of attempted delivery. All notices to any party shall be addressed to such party at its following address:

If to the Administrative Agent:

Sterling National Bank

400 Rella Blvd., P.O. Box 600

Montebello, New York 10901

Attention: Commercial Loan Department

With a copy to:

Windels Marx Lane & Mittendorf, LLP

156 West 56th Street

New York, New York 10019

Attn: Michael Clain, Esq.

If to the Guarantor:

Trinity Place Holdings Inc.

717 Fifth Avenue

New York, New York 10022

Attn: Mr. Matthew Messinger

With a copy to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attn: James P. Godman, Esq.

Any party may give notice, in the manner permitted by this Section, designating a new address in the United States for all notices to such party pursuant to this Section, and such notice shall become effective upon receipt of such notice by the other party or parties to this Guaranty.

7.3                Governing Law; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ADMINISTRATIVE AGENT OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK, AND ADMINISTRATIVE AGENT, LENDERS (BY THEIR ACCEPTANCE HEREOF) AND GUARANTOR WAIVE ANY OBJECTIONS WHICH THEY MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND ADMINISTRATIVE AGENT, LENDERS (BY THEIR ACCEPTANCE HEREOF) AND GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. FURTHERMORE, THE GUARANTOR AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING REFERRED TO ABOVE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS INDICATED IN THIS GUARANTY FOR SUCH PARTY.

7.4                Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, then such provision shall be fully severable, and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty.

7.5                Amendments and Waivers. No term or provision of this Guaranty may be amended, waived or otherwise modified except pursuant an instrument in writing executed by the party (or an authorized representative of the party) against whom enforcement of such amendment, waiver or modification is sought.

7.6                Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Administrative Agent, assign any of its rights, powers, duties or obligations hereunder.

7.7                Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

7.8                Consideration. Guarantor is the direct, legal and beneficial owner of 100% of the direct equity interests in Borrower and will substantially benefit from the Loans made by Lenders to Borrower pursuant to the Loan Agreement.

7.9                Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all Persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary, in making proof of this Guaranty, to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart, without impairing the legal effect of the signatures thereon, and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

7.10            Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Administrative Agent or any Lender, by endorsement or otherwise, other than under this Guaranty, then such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and Lenders may ever have against Guarantor. The exercise by Administrative Agent or any Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

7.11            Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND ADMINISTRATIVE AGENT WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, EXCEPT AS PROVIDED IN THE LOAN DOCUMENTS. THIS GUARANTY IS INTENDED BY GUARANTOR AND ADMINISTRATIVE AGENT AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND ADMINISTRATIVE AGENT, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE GUARANTEED OBLIGATIONS.

7.12            Waiver of Right To Trial By Jury. GUARANTOR, AND BY THEIR ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT AND LENDERS, AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF ADMINISTRATIVE AGENT, LENDERS AND GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

7.13            No Third Party Beneficiaries. This Guaranty is solely between the Guarantor and the Administrative Agent, and solely for the benefit of the Administrative Agent, the Lenders and any subsequent holder or holders of any Note, and nothing in this Guaranty, whether express or implied, shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Guaranty.

7.14            Release of Maintenance Obligation on Cutoff Date. Guarantor shall have no obligations with respect to Maintenance Obligations first occurring after the earlier to occur of (x) the first anniversary of the date, if any, on which Administrative Agent (or its designee) takes title to the Property by foreclosure, deed-in-lieu of foreclosure or otherwise or (y) the first anniversary of the date, if any, on which Borrower tenders a deed to the Property to Administrative Agent (or its designee)(the earlier of the forgoing dates, the “Cut-Off Date”), and the term “Guaranteed Obligations” shall be deemed to exclude any Maintenance Obligations first occurring after the Cut-off Date, notwithstanding anything to the contrary contained in this Guaranty; provided that with respect to a tender of a deed that is not accepted by Administrative Agent (or its designee), the Cut-Off Date shall not be deemed to occur until Borrower and Guarantor, at their sole cost and expense, shall have furnished to Administrative Agent a Phase I environmental assessment of the Property (i) conducted by an environmental engineer or consultant reasonably acceptable to Administrative Agent (but who shall in no event have less than ten (10) years’ experience in conducting similar assessments on properties in the general geographical location of the Property); (ii) covering such subjects as are addressed in the Environmental Report and (iii) that concludes, in the Administrative Agent’s reasonable discretion, that the Property does not contain any Hazardous Substances in violation of applicable law.

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IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date above set forth.

TRINITY PLACE HOLDINGS INC.,
a Delaware corporation

By:	/s/ RICHARD PYONTEK
Name: Richard Pyontek
Title: Chief Financial Officer

ACKNOWLEDGMENT(S)

STATE OF NEW YORK      )

 ) SS:

COUNTY OF NEW YORK )

On the 5th day of February, 2015 before me, the undersigned, a notary public in and for said state, personally appeared RICHARD PYONTEK personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose names) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signatures) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ STEPHANIE TUMSUDEN
Notary Public

STEPHANIE LYNN TUMSUDEN
NOTARY PUBLIC – STATE OF NEW YORK
No. 01TU6252488
Qualified in Suffolk County
My Commission Expires December 05, 2015

[Signature page to Carveout Guaranty]